28th Addendum to the BioCentiv – 4-Antibody Lease Agreement from 07/02/2013

BioCentiv [logo]

28th Addendum
to Lease Agreement No. 01/2003
from 12/01/2002

BioCentiv GmbH        (Lessor)
and             4-Antibody AG        (Lessee)

amend the above-mentioned Lease Agreement on the basis of the approval of the State Administration Office of Thuringia per e-mail from 06/07/2013 (copy in Annex 1 to this Addendum) as follows:

Section 3 Term of lease, termination

The lease term is extended until 06/30/2016.

The Lessee is granted the option of extending the lease for another two years on the same conditions. The Lessee must decide about exercising this option at least nine months before the expiry of the lease (09/30/2015).

All other provisions of the Lease Agreement remain in effect.

Jena, 07/02/2013

BioCentiv GmbH	4-Antibody AG Germany Branch
[signature] Dr. Klaus Ullrich Director	[signature] Dr. Robert Burns Director	[signature] Dr. Luis Martin-Parras Authorized Agent

[handwritten:] Enclosure

Message                                        Page 1 of 1

Klaus Ullrich

From:        TLVwA Korn, Daniel [Daniel.Korn@tlvwa.thueringen.de]
Sent:        06/07/2013 07:21 AM
To:        Klaus Ullrich
Cc:        TLVwA Sindermann, Bärbel
Subject:    4-Antibody AG Lease

Granting investment grants from the funding of the joint task “Improvement of Regional Economic Structure” (GRW [Joint Task Regional Economic Structure])

Project:        Construction of Bioinstrumentezentrum, 1st BA
Project number:    28163461

Dear Dr. Ullrich,

In a letter from 05/30/2013 you informed us that 4-Antibody AG expressed the wish to extend the lease till 06/30/2016.

The extension is approved if the company is still a KMU [small or medium-sized company] at the time of extension, continues to pay a competitive rent, and there are no other small and medium-sized companies that need to use the spaces.

If you have any questions, please do not hesitate to contact us.

Kind regards,

Daniel Korn
Administrator

________________________________________________

THÜRINGER LANDESVERWALTUNGSAMT [STATE ADMINISTRATION OFFICE OF THURINGIA]
Referat [Department] 500 | Infrastrukturförderung [Infrastructure Development]
Weimarplatz 4 | 99423 Weimar | PO Box 2249 | 99403 Weimar
Tel.: +49 (361) 3773-7481 | Fax: +49 (361) 3773-9464
www.thueringen.de Ù Daniel.Korn@tlvwa.thueringen.de

06/07/2013
BioCentiv [logo]

BioCentiv GmbH Ù Winzerlaer Strasse 2 Ù 07745 Jena

Thüringer Landesverwaltungsamt
Ms. Sindermann
Weimarplatz 4

99423 Weimar
05/03/2013

4-Antibody AG Lease at BioInstrumentezentrum
Your letter from 10/05/2010

Dear Ms. Sindermann:

4-Antibody AG has exercised its option right from the approved lease and, at the same time, expressed the wish to extend no only till 02/28/2016, but at once till 06/30/2016.

Since the underlying conditions for extension did not change at all in 2010, from my perspective, I support the application of 4-Antibody AG to extend the lease till 06/30/2016 on the same conditions that you informed us of in your letter from 05/10/2010.
We sent you the respective lease agreement on 12/30/2010.

If you have any objections to this action, I kindly ask you to inform us of this by 06/07/2013. Otherwise, I will proceed as described above.

Kind regards,

BioCentiv GmbH

[signature]
Dr. Klaus Ullrich
Director

BioCentiv GmbH
Winzerlaer Strasse 2
07745 Jena
Tel. +49 3641 508600
Fax +49 3641 508610
E-mail mail@biocentiv.com
Website www.biocentiv.com

Chairperson of the Supervisory Board
Prof. Dr. A. Tünnermann

Director
Dr. K. Ullrich

Sparkasse Jena-Saale-Holzland
BRN 830 530 30
Account 2 224
IBAN
DE45 8305 3030 0000 0022 24
BIC HELA DE F1 JEN

Commercial Reg. No. 207546, District Court of Jena
~~Tax ID No. 161/106/08733~~
VAT ID No. DE198475335
Tax ID No. 162/106/03011